$                                                           No.
 -------------------                                           ----------------


                                       8 %
                                CONVERTIBLE NOTE

                              DUE NOVEMBER 30, 2008

               Neither this Note, nor any shares of Common Stock or other securities issued on the conversion hereof, has been registered under the Securities Act of 1933, as amended (the "Act"). The Note has been (and any shares of Common Stock or other securities issued upon conversion thereof will be) acquired for investment and must be held indefinitely unless subsequently registered under the Act or in the opinion of counsel to the Company, an exemption from registration under the Act is available.



        Trimedia Entertainment Group, Inc. (the "Company" or "Borrower") for value received, hereby promises to pay to the order of ("Holder") whose address is , Attn. , the principal sum of Dollars ($__________________) on November 30, 2008 or such earlier date as provided herein (the "Maturity Date") with interest thereon from the date of issuance at the rate of eight (8 %) percent per annum. Interest shall be payable in arrears upon the then outstanding principal amount on the Maturity Date. This eight (8 %) percent Convertible Note (the "Note") is one of a series of similar Notes issued pursuant to a Subscription Agreement (the "Subscription Agreement") among the Company, Holder and other holders and dated as of November 19, 2008 and executed from time to time thereafter. All Holders shall collectively be referred to as the "Holders" or "Investors" and all Notes issued pursuant to the Subscription Agreements shall be referred to as the "Notes". All references in this Note to dollar amounts shall be to United States dollars.

         1. PAYMENT.

         Principal and interest on this Note shall be payable in lawful currency of the United States at such office or bank as the Holder, from time to time, may specify in writing to the Company at least five days prior to the Maturity Date or any other payment date.

         All Notes of this issue rank equally and ratably without priority over one another. Interest should be calculated for each Interest Period (as defined below) on the basis of a 360-day year comprised of twelve 30-day months. In any case, when the Maturity Date shall be a day other than a business day in the State of New York, then payment of principal or interest need not be made on such date at such place, but may be made on the preceding business day with the same force and effect as if made on the date of maturity. All payments of principal of this Note shall reduce the unpaid principal balance due hereunder, but shall not extinguish this Note until the entire principal balance and all accrued interest hereon has been paid in full.

         2. CONVERSION.

         The Holder of this Note shall have conversion rights as follows, exercisable upon written notice to the Company at any time after the amendment of the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock of the Company and until the Maturity Date ("Conversion Period"):

         2.1 2.1 GENERAL The Holder shall have the right during the Conversion Period to convert any outstanding and unpaid Principal Amount of this Note, and, the interest accrued on the Note to such date, ("Outstanding Obligation") into fully paid and non assessable shares of common stock of the Company as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price ("Conversion Price") at a price equal to $. 01. Conversion shall be subject to a minimum conversion amount of $10,000, or, if less, the remaining Outstanding Obligation. The number of shares of Common Stock to be issued upon Conversion pursuant to this Section
2.1 shall be determined by dividing the (i) Outstanding Obligation on the Conversion Date, as hereinafter defined, that Holder desires to convert by (ii) the Conversion Price.

               For purposes hereof, the "Market Price" shall mean: the 4:00 p.m. closing bid prices (or where applicable the closing price) for the Common Stock on the OTC Pink Sheets, NASD OTC Bulletin Board, NASDAQ Small Cap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, the "Principal Market"), or if the shares are not then trading on a Principal Market, such other market or exchange where the Common Stock is listed or traded.

         2.2 RESERVATION OF SHARES. During the period the conversion right exists, subject to the the amendment of the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock of the Company, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

         2.3 MECHANICS OF CONVERSION. A Holder may exercise the right to convert this Note by delivering to the Company, at the address set forth below , the following: a Note accompanied by a duly executed Notice of Conversion (in the form annexed hereto) for the shares of Common Stock being acquired. Upon such deliveries, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock acquired thereby. The conversion rights represented by each Note are exercisable at the option of the Holder thereof, in whole or in part. Notes may be converted to purchase all or part of the shares of Common Stock. In the case of the conversion of less than the principal amount of the Note, the Borrower shall cancel said Note upon the surrender thereof and shall execute and deliver a new Note of like tenor for the balance of the principal amount thereunder. Each date on which a Note with a completed Notice of Conversion is delivered by Holder to the Borrower in accordance with the provisions hereof shall be deemed a Conversion Date (the "CONVERSION DATE"). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Common Stock issuable upon such conversion shall be deemed to have been issued on the Conversion Date. As soon as practicable after the Conversion Date and in any event within five (5) business days thereafter, the Borrower at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled on such conversion, plus, at the Borrower's election, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Market Price of one full share or an additional share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such conversion.

         2.4 ADJUSTED FIXED CONVERSION PRICE.

                  (a) STOCK SPLITS AND DIVIDENDS. If outstanding shares of the Common Stock shall be subdivided into a greater number of shares or a dividend in common stock shall be paid in respect of common stock, the Conversion Price in effect immediately prior to such subdivision or dividend shall simultaneously with the effectiveness of such subdivision or dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

                  (b) RECLASSIFICATION, ETC. In case there occurs any reclassification or change of the outstanding securities of the Borrower or any corporate reorganization on or after the date hereof, then and in each such case the Holder, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of Common Stock, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had converted this Note immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Sections 2.4.




        3. COVENANTS OF THE COMPANY.

        The Company covenants and agrees that, except as otherwise permitted by the Note, or consented to in writing by the holder of the Note:

                  (a) GOOD STANDING. The Company will maintain its corporate existence and good standing in its state of incorporation and qualification as a foreign corporation in each jurisdiction in which the conduct of its business or the nature of its properties require such qualification.

                  (b) COMPLIANCE WITH LAWS. The Company will comply in all material respects with all such laws, rules, regulations, ordinances and other binding directives of courts or other governmental authorities as apply to the Company, its assets, business activities or personnel.


                  (c) NOTICE OF DEFAULT. The Company will promptly give the Holder written notice of (i) the occurrence of any event which is, or with the passage of time or notice or both, could become an event of default under the Note; (ii) any default under any senior indebtedness, if the effect of such default is to permit the holder or holders of such indebtedness to cause such indebtedness to become due and payable prior to the stated maturity thereof.

        4. EVENTS OF DEFAULT.

         4.1 DEFAULTS. Each of the following shall constitute an event of default ("Event of Default") hereunder:

                  i. Any failure to pay interest or principal on this Note within ten days after the same becomes due.


                  ii. The entry of any judgment against the Company or the issuance or entry of any attachment or lien in each case in an amount in excess of $100,000 against the Company's property if undischarged, unbound or undismissed for a period of 90 days.

                  iii. The insolvency or bankruptcy of the Company or the making of an assignment for the benefit of creditors or the consent to the appointment of a receiver or trustee or other officer of a court or other tribunal over the Company or for a substantial part of its assets or properties.

                  iv. The institution of bankruptcy, reorganization, insolvency or liquidation proceedings by or against the Company and, if against it, where such proceeding is consented to by it or remains undismissed for 60 days.

         4.2 CONSEQUENCES OF EVENTS OF DEFAULT. Upon an occurrence of an event of default of the kind specified above the entire unpaid principal amount of the Note, together with all unpaid interest thereon shall immediately and forthwith be due and payable upon notice, by the Holder.

         4.3 ATTORNEYS' FEES. The Company agrees to pay any and all reasonable costs, including attorneys' fees, incurred by the Holder in the enforcement or collection of this Note. The failure to assert any rights hereunder or under any law shall not be deemed a waiver thereof.

         5. COMPANY WAIVER.

         The Company waives presentment, demand, notice, protest and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence.

         6. SURVIVAL.

         All terms, statements, conditions, covenants, representations, warranties and agreements herein contained shall be effective as long as obligations arising hereunder remain unpaid.

         7. NOTICES.

         Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) one business day following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified below, (b) four business days following the date of mailing, if sent by U.S. overnight courier service, or (c) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person.


                             If to the Company:

                             TriMedia Entertainment Group, Inc.
                             115 East 57th Street, 11th Floor
                             New York, NY 10022
                             Attention: President
                             Fax No.: 212.820.9763


                             With a copy to:
                             Michael DiGiovanna, Esq.
                             212 Carnegie Center
                             Princeton, New Jersey 0854

         If to Holder: At the address set forth on the signature page of the Subscription Agreement.

         8. SEVERABILITY OF PROVISIONS.

         In case any one or more of the provisions contained in the Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

9. SUCCESSORS AND ASSIGNS.

         This Note shall be binding upon, enforceable by and shall inure to the benefit of the Holder hereof and the Company, or their respective permitted successors or assigns, provided that the Company shall be entitled to assume the payee named herein is the holder of the Note unless notified to the contrary by such payee in writing to the Company which notice shall designate an address to which notices shall be mailed.

         10. CHOICE OF LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         11. REGISTERED HOLDER. The Company may for all purposes treat the registered holders on its books and records of this Note as the Holder.

         12. DENOMINATIONS. Note (and any Note issued in exchange, upon transfer or upon conversion) may be issued in a minimum principal amount of $10,000 (or such lesser amount upon a conversion in part of a Note provided such lesser amount represents such Holder's entire holding of Notes).

         13. NO AMENDMENT. No provision of this Note may be amended, altered or modified without the written agreement of the Holder and the Company.


         14. NO VOTING RIGHTS. This Note shall not entitle the Holder hereof to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to attend any meetings of stockholders or any other proceedings of the Company.

         15. LOST OR DESTROYED NOTE. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company.








SIGNATURE APPEARS ON NEXT PAGE

                                            Trimedia Entertainment Group, Inc.


                                            ---------------------------------
                                            NAME:
                                            TITLE:

                       Trimedia Entertainment Group, Inc.

                              NOTICE OF CONVERSION
                    8% CONVERTIBLE NOTE DUE NOVEMBER 30, 2008

 (To be executed by the Holders in order to convert the Note or portion thereof)

         The undersigned hereby irrevocably elects to convert $________ of the principal amount of Note No.__________ into shares of Common Stock, (the "Common Stock"), of Trimedia Entertainment Group, Inc. (the "Company") as of the date of conversion (which shall be the first date of receipt by the Company of this Notice of Conversion, whether by facsimile or otherwise). If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates or representation letters as reasonably requested by the Company or its Transfer Agent. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.


If the stock certificate is to be made out in another person's name, fill in the form below:





(Print or type other person's name, address and zip code)

(Insert assignee's U.S. social security or tax identification number, if any)

Conversion calculations:
                                 ---------------------------------------------
                                  DATE OF CONVERSION


                                  APPLICABLE CONVERSION PRICE       $
                                  ---------------------------
                                  PRINCIPAL AMOUNT CONVERTED        $
                                  --------------------------


                                  Accrued Interest                  $
                                  Total number of shares

                                  [Name of Holder]

                                   By:
                                      ----------------------------------------
                                      Name:
                                      Title: (if an entity)

                       Trimedia Entertainment Group, Inc.
                              8 % CONVERTIBLE NOTE
                              DUE NOVEMBER 30, 2008

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

I, or we, assign and transfer this Note to

                         -----------------------------------------------

                         -----------------------------------------------

                         -----------------------------------------------





               (Print or type assignee's name, address and zip code)



                         -----------------------------------------------


       (Insert assignee's social security or tax identification number, if any)

and irrevocably appoint ________________________________, as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
       --------------               -------------------------------------------
                                     (Sign exactly as your name appears on the face of this Note)

  ASSIGNMENT IS SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN THIS NOTE